1 SECOND AMENDMENT TO LEASE This SECOND AMENDMENT TO LEASE (this “Second Amendment”), effective as of the date upon which it is fully executed (the “Effective Date”), is entered into by and between 5704 PENN OFFICE, LLC, a Pennsylvania limited liability company (the “Landlord”), and DUOLINGO, INC., a Delaware corporation (the “Tenant”). WITNESSETH: WHEREAS, Landlord and Tenant are parties to that certain Lease, dated November 16, 2021 (as amended, the “Lease”), as amended by that certain First Amendment to Lease, dated February 28, 2024 (the “First Amendment”), whereby Landlord leases to Tenant, and Tenant rents from Landlord, certain premises consisting of approximately 38,258 rentable square feet of space consisting of all the office space on the third (3rd) floor (the “Existing Premises”) of the Office Unit (defined in the Lease) in the building known as Liberty East and located at 141 S. St. Clair Street, Pittsburgh, Pennsylvania (the “Building”); WHEREAS, under the terms of the Lease, on August 1, 2025, Tenant will increase the square footage of the Existing Premises, commence the payment of Fixed Basic Rent for such increase, and occupy that certain additional office space consisting of (a) the entire fourth (4th) floor of the Office Unit, consisting of approximately 38,658 rentable square feet, (b) the entire fifth (5th) floor of the Office Unit, consisting of approximately 38,790 rentable square feet, (c) the entire sixth (6th) floor of the Office Unit, consisting of approximately 29,390 rentable square feet, and (d) approximately 3,170 rentable square feet of space on the second (2nd) floor of the Office Unit commonly known as the fitness center (collectively, the “Expansion Space”), for a total additional rentable square footage of 110,008. WHEREAS, Landlord and Tenant desire to amend the Lease pursuant to the terms of this Amendment. NOW, THEREFORE, in consideration of the mutual covenants of Landlord and Tenant, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Landlord and Tenant hereby agree to modify the Lease by this Second Amendment in the following respects, which modifications shall supersede all provisions of the Lease in conflict with such modifications. TERMS OF MODIFICATION 1. Terms and Definitions. Words whose initial letters are capitalized are defined terms. Any defined term that is not defined in this Second Amendment shall have the same meaning that is ascribed to that term in the Lease. 2. Amendment of Section 4 of the First Amendment. Section 4 of the First Amendment is amended to read in its entirety as follows: “4. Use Prior to Expansion Space Commencement Date. Commencing upon delivery of a written request to Landlord from Tenant, Landlord shall provide Tenant with non-exclusive access to the Expansion Space and shall permit Tenant to commence the Tenant Improvement Work (defined below in Section 6) in the Expansion Space on and after the date of such notice. Such period of non-exclusive access commencing on the date of such notice and continuing until the Expansion Space Commencement Date shall be the “Early Access Period”. All terms of this Lease shall be applicable to the Early Access Period (including, but not limited to, Tenant furnishing to Landlord evidence that insurance coverages required herein are in effect), except that (a) any such permission shall constitute a non-exclusive license DocuSign Envelope ID: 3C4CDB40-761A-4D16-B3A0-FFD4890EBAA7

2 only, and Landlord shall retain all title to, possession of and control of the Expansion Space during the Early Access Period, and (b) Tenant shall have no obligation to pay Rent or Base Rent during the Early Access Period. Landlord shall not be liable in any way for any injury, loss or damage which may occur to any of Tenant’s property or installations in the Expansion Space prior to the Expansion Space Commencement Date. Tenant waives any claims therefore and shall protect, defend, indemnify and save harmless Landlord from all liabilities, costs, damages, fees and expenses arising out of the activities of Tenant or its agents, Tenant’s contractor, other contractors, suppliers or workmen in the Expansion Space. Notwithstanding the foregoing, in the event that Tenant completes the Tenant Improvement Work and opens for business in any portion of the Expansion Space prior to the Expansion Space Commencement Date (such portion, the “Occupied Portion”), then Tenant shall pay Rent to Landlord for the entire floor (or floors) of the Office Unit where the Occupied Portion is located, for the time period commencing on the date that Tenant opened for business in the Occupied Portion and ending on July 31, 2025, at a Fixed Based Rent rate equal to $43.00 per rentable square foot of space per annum (prorated based on the number of days in such period). The Fixed Basic Rent for the Occupied Portion shall be calculated only on a per floor basis, and Additional Rent charged for such period shall be prorated and charged in accordance with all other terms of the Lease (as amended by this First Amendment), including, but not limited to, compliance with all insurance requirements and the payment of the Electrical Charge. In such event, Landlord and Tenant shall also enter into a written amendment to the Lease that amends the Expansion Space Commencement Date (with respect to such entire floor (or floors) only) to be the date that Tenant opened for business in the Occupied Portion. For the avoidance of doubt, in such instance, the Expansion Space Abatement Period (defined below) will remain unchanged, and the Fixed Basic Rent for such floor (or floors) shall be abated from August 1, 2025, through May 31, 2026, in accordance with Section 5.2 hereof, the Expiration Date of April 30, 2036 will remain unchanged, and all other dates as set forth in the First Amendment shall remain as stated therein. During the Early Access Period, Tenant shall also have the nonexclusive right to utilize up to a total of 300 parking spaces as directed by Landlord in the parking facility for the Office Unit in accordance with the same terms that Tenant is permitted to use parking spaces under that certain Parking License Agreement entered into between Landlord and Tenant dated November 16, 2021.” 3. Amendment of Section 12 of the First Amendment. Section 12 of the First Amendment is amended to read in its entirety as follows: “On the Expansion Space Commencement Date, Landlord shall deliver the existing fitness center to Tenant, in a broom-clean condition. Tenant agrees that, on and after the Expansion Space Commencement Date, Landlord shall not be obligated to provide or maintain a fitness center within the Office Unit, and all references to a “Fitness Center” within the Lease are hereby deleted and of no further force or effect. Notwithstanding anything to the contrary in this First Amendment, Tenant shall have no obligation to pay Rent for the fitness center prior to Expansion Space Commencement Date (and thereafter, as abated during the Expansion Space Abatement Period).” 4. Broker Disclosure. With the exception of CBRE, Inc., the broker representing the Landlord, and Rise Agency Group, LLC, the broker representing the Tenant (collectively, the “Brokers”), Landlord and Tenant warrant and represent, each to the other, that each has had no dealings with any other broker or agent in connection with this Second Amendment, and Landlord and Tenant DocuSign Envelope ID: 3C4CDB40-761A-4D16-B3A0-FFD4890EBAA7

3 hereby indemnify each other against, and agree to hold each other harmless from, any liability or claim, and all expenses, including attorneys’ fees, incurred in defending any such claim or in enforcing this indemnity, for a real estate brokerage commission or similar fee or compensation arising out of or in any way connected with any claimed dealings with the indemnitor and relating to this Second Amendment or the negotiation thereof. Landlord acknowledges that it shall pay the Brokers any fee or commission owed to hereunder pursuant to a separate agreement. 5. Reaffirmation of Lease. The parties reaffirm all provisions of the Lease except for those provisions specifically modified hereinabove. 6. Transfers, Successors and Assigns. This Second Amendment to Lease shall inure to the benefit of and shall be binding upon Landlord, Tenant and their respective transferees, successors and assigns. 7. Pennsylvania Law. This Second Amendment shall be construed and interpreted under the laws of the Commonwealth of Pennsylvania. Any disputes arising hereunder shall be brought in the Court of Common Pleas of Allegheny County, Pennsylvania, or the District Court for the Western District of Pennsylvania. 8. Authority. Each signatory of this Second Amendment represents hereby that he or she has the authority to execute and deliver the same on behalf of the part hereto for which such signatory is acting. 9. Severability. If any provision of this Second Amendment shall be deemed partially or wholly unenforceable, such unenforceability shall not affect the remaining provisions hereof, and such effective provisions shall be enforced to the fullest extent permitted by law. 10. No Other Modifications. Except as expressly modified herein, the Lease shall remain in full force and effect and is expressly ratified and confirmed by the parties hereto. This Second Amendment (and the Lease as amended by this Second Amendment) constitute the entire agreement and understanding of the parties relating to the subject matter hereof, and no representations, promises, understandings or agreements, express or implied, oral or written, not contained herein, shall be of any force or effect. No modification, alteration, change or waiver of any provision of the Lease shall be valid unless it is in writing and signed by the party against whom it is sought to be enforced. No waiver at any time of any provision of this Second Amendment shall be deemed a waiver of any other provision of this Second Amendment at any time, or a waiver of that or any other provision at any other time. 11. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which is to be deemed original for all purposes, but all of which together shall constitute one and the same instrument. This Second Amendment or any counterpart may be executed and delivered by electronic mail in pdf format and such signatures shall be binding upon the party delivering the same as if they were originals. [signature page to follow] DocuSign Envelope ID: 3C4CDB40-761A-4D16-B3A0-FFD4890EBAA7

IN WITNESS WHEREOF, the parties hereto execute this Second Amendment as of the date first above written. LANDLORD: 5704 PENN OFFICE, LLC, a Pennsylvania limited liability company By: Name: Zachary Gumberg Title: Authorized Signatory TENANT: DUOLINGO, INC., a Delaware corporation By: Name: Matt Skaruppa Title: Chief Financial Officer By: Name: Sean Devlin Title: VP Head of Global Workplace & Real Estate DocuSign Envelope ID: 3C4CDB40-761A-4D16-B3A0-FFD4890EBAA7 3/15/2024 3/14/2024 3/14/2024